UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
___________

FORM 8-K
___________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

Commission File Number: 333- 141327

CHINA DASHENG BIOTECHNOLOGY COMPANY
 (Exact name of small business issuer as specified in its charter)

Nevada	26-0162321
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

China Dasheng Biotechnology Company c/o American Union Securities 100 Wall St. 15th Floor New York, NY 10005
(Address of principal executive offices) (Zip Code)

212-232-0120
(Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

The Company is filing this current report on Form 8-K to disclose the presentation given at the Fall 2008 China Growth Conference in New Yorkon October 23, 2008. The Company’s presentation materials are attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
99.1	Slide Presentation of China Dasheng Biotechnology Company, dated October, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHINA DASHENG BIOTECHNOLOGY COMPANY
October 28, 2008
	By:	/s/ Jinjun Qi
Mr. Jinjun Qi
Chairman of the Board